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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 20, 2003

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)

399 Park Avenue, New York, New York 10043
(Address of principal executive offices) (Zip Code)

(212) 559-1000
(Registrant's telephone number, including area code)

Citigroup Inc.
Current Report on Form 8-K

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

Exhibit Number
99.1	Press Release, dated October 20, 2003, issued by Citigroup Inc.
99.2	Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended September 30, 2003.

Item 12. Results of Operations and Financial Condition.

        On October 20, 2003, Citigroup Inc. announced its results of operations for the quarter ended September 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. In addition, a copy of the Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended September 30, 2003 is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

        The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2003	CITIGROUP INC.

	By:	/s/ WILLIAM P. HANNON
	Name:	William P. Hannon
	Title:	Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated October 20, 2003, issued by Citigroup Inc.
99.2	Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended September 30, 2003.

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Citigroup Inc. Current Report on Form 8-K
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX